Exhibit 32
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Quarterly Report of Gartner, Inc. (the “Company”) on Form 10-Q for the quarterly period ended September 30, 2006, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), Eugene A. Hall, Chief Executive Officer of the Company, and Christopher Lafond, Chief Financial Officer of the Company, each hereby certifies, pursuant to 18 U.S.C. § 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:
(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.
/s/ Eugene A. Hall
Name: Eugene A. Hall
Title: Chief Executive Officer
Date: October 31, 2006
/s/ Christopher Lafond
Name: Christopher Lafond
Title: Chief Financial Officer
Date: October 31, 2006
A signed original of this written statement required by Section 906 has been provided to Gartner, Inc. and will be retained by Gartner, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

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